                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                              Alfred R. Glancy III
                                              --------------------
                                              Alfred R. Glancy III

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.


                                                     William K. McCrackin
                                                     --------------------
                                                     William K. McCrackin

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                 Stephen E. Ewing
                                                 ----------------
                                                 Stephen E. Ewing

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                  Roger Fridholm
                                                  --------------
                                                  Roger Fridholm

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                Frank M. Hennessey
                                                ------------------
                                                Frank M. Hennessey

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                             Thomas H. Jeffs II
                                             ------------------
                                             Thomas H. Jeffs II

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                        Arthur L. Johnson
                                        -----------------
                                        Arthur L. Johnson

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                            Dale A. Johnson
                                            ---------------
                                            Dale A. Johnson

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                            Helen O. Petrauskas
                                            -------------------
                                            Helen O. Petrauskas

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                            Howard F. Sims
                                            --------------
                                            Howard F. Sims

                                                                    EXHIBIT 24-1

POWER OF ATTORNEY

Know All Men By These Presents:

     That the undersigned director or officer of MCN Corporation, a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act"), or other filings in connection therewith, under the 1933 Act, as amended, with respect to the issuance of up to $302,781,250 maximum aggregate offering price of securities of MCN Corporation, including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

     In Witness Whereof, I have executed this Power of Attorney this 22nd day of February, 1996.



                                            Patrick Zurlinden
                                            -----------------
                                            Patrick Zurlinden